Direxion Daily MSCI Emerging Markets Bull 3X Shares (EDC)
Direxion Daily MSCI Emerging Markets Bear 3X Shares (EDZ)
(the “Funds”)

Supplement dated March 9, 2022 to the
Summary Prospectuses and Prospectus, dated February 28, 2022

Effective immediately, the index provider has removed Russia from the MSCI Emerging Markets Index, the underlying index for the Funds (the “Index”). Accordingly, effective immediately, on pages 1 and 2, respectively, of each Summary Prospectus and pages 79 and 89, respectively, of the Prospectus under the section “Principal Investment Strategy,” the first paragraph of the Index description will be replaced in its entirety with the following:
The Index is a free float-adjusted market capitalization weighted index that is designed to represent the performance of large- and mid-capitalization securities across the following 24 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
For more information, please contact the Funds at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus and Prospectus.